Filed pursuant to Rule 497(e)
                                             under the Securities Act of 1933,
                                             as amended.
                                                       File No. 002-71299
                                                       File No. 811-03153


                                                              Class C Shares

                        Frank Russell Investment Company
                          Supplement Dated May 18, 1998
                       To the Prospectus Dated May 1, 1998

Effective May 18, 1998, Frank Russell Investment Company makes the following changes to its Class C Shares Prospectus:

All Class C Shares of Frank Russell Investment Company Funds are available for purchase, except Class C Shares of the Volatility Constrained Bond Fund, which are only available to current shareholders of that Fund. (The Supplement to the Prospectus dated May 1, 1998 is deleted.)

On the cover page, and pages (4), (5) and (36), the narrative is revised to provide that the Class C Shares are not subject to a Rule 12b-1 fee. Also, on page (36), the subsection "Distribution and Shareholder Services Plans" under "How to Purchase Shares" is retitled as "Shareholder Services Plan," and is restated in its entirety, as follows:

    "The Trust has adopted a Shareholder Services Plan (the "Services Plan"). Under the Services Plan, the Trust may make payments to the distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions that have entered into a Shareholder Services Agreement with the distributor ("Servicing Agents"). Payments under the Services Plan are calculated daily and paid quarterly by the Trust at an annual rate of 0.00% to 0.25% of the average daily net assets of a Fund's Class C Shares.

    The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or savings and loan association) from being an underwriter or distributor of most securities. In the event that the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Board will consider appropriate changes in the services.

    State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from the Glass-Steagall Act. Therefore, banks and financial institutions may be required to register as dealers under state law. In addition, some state securities laws may require adminstrators to register as brokers and dealers."

         Set forth below is a table that illustrates the effect of these modified fee arrangements by revising the projected expenses presented in the Annual Fund Operating Expenses table (which appears on page (5) of the Prospectus) for each Fund:

--------------------- ------------------- ------------------ -------------------
                              Former               New             New Total
                            Rule 12b-1         Rule 12b-1        Fund Operating
                         Distribution Fee   Distribution Fee        Expenses
--------------------- ------------------- ------------------ -------------------
Diversified Equity                 0.40%               0.00%              1.23%
--------------------- ------------------- ------------------ -------------------
Special Growth                     0.40%               0.00%              1.45%
---------------------------- ------------------- ------------------ ------------
Equity Income                      0.40%               0.00%              1.34%
---------------------------- ------------------- ------------------ ------------
Quantitative Equity                0.40%               0.00%              1.19%
---------------------------- ------------------- ------------------ ------------
International Securities           0.40%               0.00%              1.56%
---------------------------- ------------------- ------------------ ------------
Diversified Bond                   0.40%               0.00%              0.89%
---------------------------- ------------------- ------------------ ------------
Volatility Constrained Bond        0.40%               0.00%              1.03%
---------------------------- ------------------- ------------------ ------------
Multistrategy Bond                 0.40%               0.00%              1.05%
---------------------------- ------------------- ------------------ ------------
Emerging Markets                   0.40%               0.00%              1.89%
---------------------------- ------------------- ------------------ ------------
Real Estate Securities             0.40%               0.00%              1.31%
--------------------------- ------------------- ------------------ -------------


Effective May 18, 1998, the Diversified Equity Fund will be managed by the following additional money manager:

    Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New York, NY 10020, is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., a publicly held corporation.

a:fr-supc.ed